--------------------------------------------------------------------------------

                                 LEASE AGREEMENT




                                     BETWEEN

           820 WEST LAKE, LLC, AN ILLINOIS LIMITED LIABILITY COMPANY,

                                  AS LANDLORD,


                                       AND


                             MORTGAGE EXPRESS, INC.,
                             AN ILLINOIS CORPORATION

                                    AS TENANT




                            DATED: SEPTEMBER 1, 2000

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            Page

LEASE INFORMATION SUMMARY.................................................   iv

1. LEASE GRANT............................................................    1

2. TERM...................................................................    1
   2.1. Commencement Date.................................................    1
   2.2. Condition of Premises.............................................    1
   2.3. (Intentionally Omitted)...........................................    1

3. RENT...................................................................    1
   3.1. Base Rent.........................................................    1
   3.2. Additional Rent...................................................    1
   3.3. Payment...........................................................    3

4. SECURITY DEPOSIT.......................................................
   4.1. Cash..............................................................
   4.2. (Intentionally Omitted)...........................................    4
   4.3. (Intentionally Omitted)...........................................    3

5. LANDLORD'S OBLIGATIONS.................................................    3
   5.1. Services..........................................................    3
   5.2. Utilities.........................................................    4
   5.3. Excess Utility Use................................................    4
   5.4. Restoration of Services...........................................    4

6. IMPROVEMENTS; ALTERATIONS; REPAIRS; MAINTENANCE........................    5
   6.1. Improvements; Alterations.........................................    5
   6.2. Repairs and Maintenance...........................................    5
   6.3. Performance of Work...............................................    5
   6.4. Mechanic's Liens..................................................    6

7. USE....................................................................    6

8. ASSIGNMENT AND SUBLETTING..............................................    6
   8.1. Transfers; Consent................................................    6
   8.2. Recapture.........................................................    8
   8.3. Additional Compensation...........................................    8

9. INSURANCE; WAIVERS; SUBROGATION; INDEMNITY.............................    8
   9.1. Insurance.........................................................    8
   9.2. Waiver of Negligence; No Subrogation..............................    9
   9.3. Indemnity by Tenant...............................................    9

10. SUBORDINATION; ATTORNMENT; NOTICE TO LANDLORD'S MORTGAGEE.............    9
   10.1. Subordination....................................................    9
   10.2. Attornment.......................................................    9
   10.3. Notice to Landlord's Mortgagee...................................    9

11. RULES AND REGULATIONS.................................................   10

12. CONDEMNATION..........................................................   10
   12.1. Total Taking.....................................................   10
   12.2. Partial Taking-- Tenant's Rights.................................   10

   12.3. Partial Taking-- Landlord's Rights...............................   10
   12.4. Award............................................................   10

13. FIRE OR OTHER CASUALTY................................................   11
   13.1. Landlord's Rights................................................   11
   13.2. Repair Obligation................................................   11

14. PERSONAL PROPERTY TAXES...............................................   11

15. DEFAULT...............................................................   12
   15.1. Events of Default................................................   12
   15.2. Default Interest.................................................   12

16. REMEDIES..............................................................   12
   16.1. Right To Terminate...............................................   13
   16.2. Receipt Of Money After Termination...............................   13
   16.3. Recovery Of Damages..............................................   13
   16.4. Right To Re-Enter................................................   13
   16.5. Independent Covenant.............................................   14
   16.6. Legal Expenses...................................................   14

17. PAYMENT BY TENANT; NON-WAIVER.........................................   14
   17.1. Payment by Tenant................................................   14
   17.2. No Waiver........................................................   14

18. SURRENDER OF PREMISES.................................................   15

19. HOLDING OVER..........................................................   15

20. CERTAIN RIGHTS RESERVED BY LANDLORD...................................   15

21. MISCELLANEOUS.........................................................   17
   21.1. Landlord Transfer................................................   17
   21.2. Landlord's Liability.............................................   17
   21.3. Force Majeure....................................................   17
   21.4. Brokerage........................................................   18
   21.5. Estoppel Certificates............................................   18
   21.6. Notices..........................................................   18
   21.7. Severability.....................................................   18
   21.8. Amendments; Binding Effect.......................................   19
   21.9. Quiet Enjoyment..................................................   19
   21.10. No Merger.......................................................   19
   21.11. No Offer........................................................   19
   21.12. Entire Agreement; Governing Law.................................   19
   21.13. Calendar Days...................................................   19
   21.14. Prohibition Against Leasehold Mortgages.........................   19
   21.15. Waiver of Trial by Jury.........................................   19
   21.16. Landlord's Remedies Cumulative..................................   20
   21.17. Prohibition Against Recordation.................................   20
   21.18. Joint and Several Liability.....................................   20
   21.19. Corporate Tenants...............................................   20

EXHIBIT A   -   BUILDING RULES AND REGULATIONS
EXHIBIT B   -   INTENTIONALLY OMITTED
EXHIBIT C   -   ESTOPPEL CERTIFICATE
EXHIBIT D   -   INTENTIONALLY OMITTED
EXHIBIT E   -   INTENTIONALLY OMITTED
EXHIBIT F   -   CERTIFICATE OF COMMENCEMENT DATE

                            LEASE INFORMATION SUMMARY

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

I.   LEASE DATE                                September 1, 2000

---------------------------------------------------------------------------------------------------------

II   PARTIES AND ADDRESSES

     A.  LANDLORD:                             820 West Lake, LLC, an Illinois limited liability company

     B.  LANDLORD'S ADDRESS FOR NOTICES:       801 N. Cass Avenue
                                               Suite 300
                                               Westmont, Illinois 60559
                                               Attention:  Philip Lagori

                                               With copies to:

                                               Much Shelist Freed Denenberg Ament & Rubenstein, P.C.
                                               200 North LaSalle Street
                                               Suite 2100
                                               Chicago, Illinois  60601
                                               Attention:  Scott L. David, Esq.

     C.  TENANT:                               Mortgage Express, Inc.

     D.  TENANT'S ADDRESS FOR NOTICES:         801 N. Cass Avenue
                                               Suite 300
                                               Westmont, Illinois 60559
                                               Attention:  Kenneth O'Connor

     E.  GUARANTOR:                             N/A
                                               ----------------------------------------------------------

---------------------------------------------------------------------------------------------------------

III. PROPERTY INFORMATION

     A.  BUILDING:                             801 North Cass Avenue, Westmont, Illinois 60559 including all related land, landscaped areas, driveways, parking facilities and similar improvements to the extent applicable

     B.  PREMISES:                             Suites Nos. 10-14,  20, 22, 24, 102,  201-04,  300, 330 and 360 in the
                                               Building  comprising  approximately  Twenty  Three  Thousand  and Five
                                               Hundred Thirty (23,530) rentable square feet (Section 1)

---------------------------------------------------------------------------------------------------------

IV.  TERM

     A.  TERM OF LEASE:                        Ten (10) years,  beginning on the Commencement  Date and ending on the
                                               Termination Date (Section 2)

     B.  COMMENCEMENT DATE:                    September 1, 2000

     C.  TERMINATION DATE:                     August 31, 2010 (Section 2)

---------------------------------------------------------------------------------------------------------

V.   RENT


                                       iv

     A.  BASE RENT:                            $12,000.00 per month during first and second year

                                               After the third year, there shall
                                               be an annual increase in the base
                                               rent equal to three percent (3%)
                                               a month of the base rent

                                               (Section 3.1)

     B.  LANDLORD'S ADDRESS FOR PAYMENT OF     801 Cass LLC, an Illinois limited liability company
         RENT:                                 801 N. Cass Avenue
                                               Suite 300
                                               Westmont, Illinois 60559
                                               Attention:  Philip Lagori
                                               (Sections 3.1 and 3.3)

     C.   TENANT'S PROPORTIONATE SHARE:        Fifty-Two one-hundredths percent
                                               (52%), which equals the
                                               percentage that the rentable
                                               square footage of the Premises
                                               (which is stipulated by the
                                               parties to be 21.034 square feet)
                                               bears to the total square footage
                                               of all rentable office space in
                                               the Building (which is stipulated
                                               by the parties to be 39,928
                                               square feet) (Section 3.2).


     D.  OPERATING COSTS                        Tenant's  Proportionate  Share of the Operating  Costs incurred during
         ADJUSTMENT:                            any calendar year during the Term (Section 3.2)






     E.  TAX ADJUSTMENT:                       Tenant's  Proportionate  Share of the Taxes paid  during any  calendar year of the Term (Section 3.2)

---------------------------------------------------------------------------------------------------------

VI.  OTHER PROVISIONS

     A.  SECURITY DEPOSIT:                     $_______________ (Section 4.1)

     B.  ELECTRICAL USAGE RATE:                    N/A
                                               --------------

     C.  PERMITTED USE:                        General Office and Administrative Use (Section 7)

     D.  LANDLORD'S BROKER:                                N/A                         (Section 21.4)
                                               ---------------------------------------

     E.  TENANT'S BROKER:                                  N/A                         (Section 21.4)
                                               ---------------------------------------

---------------------------------------------------------------------------------------------------------

The summary of lease information set forth above and any addendum and/or exhibit(s) attached to this Lease are incorporated into and made a part of the following Lease. Each reference in this Lease to any of the lease information set forth above means the respective information above, including all of the terms provided under the particular section of this Lease pertaining to such information. In the event of any conflict between the summary of lease information and the provisions of this Lease, the latter will control. All section references in this summary refer to the sections of the Lease where such provision is described.

                                LANDLORD:

                                820 West Lake, LLC, an Illinois
                                limited liability company


                                By:
                                    ------------------------------------
                                Its: Managing and Sole Member
                                     -----------------------------------

                                TENANT:

                                Mortgage Express, Inc., an Illinois corporation


                                By:
                                    ------------------------------------
                                Its: President
                                     -----------------------------------

         THIS LEASE AGREEMENT (the "LEASE") is made and entered into as of the Lease Date between Landlord and Tenant. All capitalized terms not otherwise defined in the body of the Lease have the meanings established in the Lease Information Summary above.

1.       LEASE GRANT.

         Subject to the terms of this Lease, Landlord leases to Tenant and Tenant rents from Landlord the Premises in the Building. The Premises are outlined on the floor plan attached to this Lease as Exhibit A.

2.       TERM.

         2.1.     COMMENCEMENT DATE.

         The term of this Lease (the "TERM") will commence on the Commencement Date and will end on the Termination Date. Upon taking occupancy of the Premises, Tenant agrees to sign the Certificate of Commencement Date attached to this Lease as Exhibit F confirming the Commencement Date and the Termination Date. Tenant shall be responsible and shall pay the cost of any and all tenant improvements required by Tenant.

         2.2.     CONDITION OF PREMISES.

         Tenant's acceptance of possession of the Premises will be deemed conclusive evidence that Tenant has approved and accepted the Premises in their "AS-IS" condition on the date Tenant accepts possession. Landlord has no obligation to make any changes or improvements to the Premises. Tenant shall be responsible and shall pay the cost of any and all tenant improvements required by Tenant.

         2.3.     (INTENTIONALLY OMITTED)

3.       RENT.

         3.1.     RENT.

         Rent is payable by Tenant throughout the Term in the amounts and at the times set forth in the Lease Information Summary above. The first monthly installment of Rent is due and payable contemporaneously with the execution of this Lease; subsequently, Rent is payable no later than the first day of each month beginning on the second full calendar month of the Term. The monthly Rent for any partial month at the beginning of the Term will equal the product of 1/365 of the annual Rent, annualized, in effect during the partial month multiplied by the number of days in the partial month from and after the Commencement Date.

         3.2.     ADDITIONAL RENT.

         (a) Payment of Additional Rent. In addition to base Rent and commencing at the beginning of the Term, Tenant will pay to Landlord as Additional Rent ("ADDITIONAL RENT") the Operating Costs Adjustment and the Tax Adjustment, which will be calculated and determined by Landlord as set forth below.

         (b) Definition - Operating Costs. The term "OPERATING COSTS" means all expenses and disbursements (subject to the limitations set forth below) that Landlord incurs in connection with the ownership, operation, maintenance and management of the Building, determined in accordance with sound accounting principles consistently applied, including, but not limited to, the following costs: (1) wages and salaries

                  (including management fees and reimbursements of expenses incurred by Landlord's management agent) of all employees engaged in the operation, maintenance, and security of the Building, including taxes, insurance and benefits relating to such costs; (2) all uniforms, supplies, tools and materials used in the operation, supervision, maintenance, repair, replacement and security of the Building; (3) costs for improvements made to the Building which, although capital in nature, are expected to reduce the normal operating costs of the Building, as well as capital improvements made in order to comply with any law, statute, ordinance, code, regulation or insurance requirement(s) promulgated by any governmental authority, as amortized over the useful economic life of such improvements as determined by Landlord in its reasonable discretion; (4) cost of all utilities, except the cost of utilities reimbursable to Landlord by the Building's tenants;
                  (5) insurance expenses; (6) repairs, replacements, and general maintenance of the Building, including costs of inspecting and depreciation of machinery and equipment; (7) service or maintenance contracts and/or agreements for the operation, maintenance, repair, replacement, or security of the Building (including, without limitation, alarm service, window washing, landscaping, elevator maintenance, HVAC system maintenance, security, cleaning, trash removal, sweeping and snow removal);
                  (8) legal, accounting, engineering and other professional fees and expenses relating to managing and maintaining the Building; (9) costs, including reasonable attorney's fees, incurred in contesting, protesting, attempting to reduce and/or attempting to restrict increases in Taxes; and (10) all other costs properly constituting operating costs according to sound accounting principles consistently applied.

         (c) Exclusions From Operating Costs. Operating Costs do not include costs for (1) capital improvements made to the Building (except capital improvements described in Section 3.2(b)(3) above); (2) repair, replacements and general maintenance paid by proceeds of insurance or by Tenant or other third parties; (3) interest, principal, amortization or other payments on loans to Landlord, except for interest payments made in connection with Subsection 3.2(b)(3) above;
                  (4) depreciation; (5) real estate brokerage and/or leasing commissions; and (6) renovations, alterations or improvements to the space of other tenants or occupants of the Building or vacant space in the Building.

         (d) Definition - Taxes. The term "TAXES" means all taxes, assessments, and governmental charges payable in a calendar year, regardless when such Taxes become a lien upon the Building, including but not limited to all real estate and transit district taxes and assessments, sewer charges, sales and use taxes, ad valorem taxes, personal property taxes, the Illinois Property Replacement Tax and any other taxes and assessments attributable to the Building (or its operation), the grounds, parking areas, driveways, and alleys around the Building, but excluding any federal and state taxes on the income of Landlord from the operation of the Building. If the present method of taxation changes so that in lieu of the whole or any part of any Taxes, there is levied on Landlord a capital tax directly on the rents received from the Building or a franchise tax, assessment, or charge based, in whole or in part, upon such rents for the Building, then all such taxes, assessments, or charges, or the part of such taxes so based, will be deemed to be included within the term "Taxes" for purposes of this Lease.

         (e) Payment of Additional Rent. Landlord will make a good faith estimate of the Additional Rent to be due from Tenant for all or part of any calendar year during the Term, and Tenant agrees to pay to Landlord, on the Commencement Date and on the first day of each subsequent calendar month during the Term, an amount equal to 1/12th of the estimated Additional Rent for such full or partial calendar year. From time to time,

                  Landlord may estimate and re-estimate the Additional Rent to be due from Tenant and deliver a copy of the estimate or re-estimate to Tenant. Subsequently, the monthly installments of Additional Rent payable by Tenant will be appropriately adjusted in accordance with Landlord's estimations so that by the end of the calendar year in question Tenant will have paid all of the Additional Rent as estimated by Landlord. By April 1 of each calendar year, or as soon after that date as practicable, Landlord will furnish to Tenant a statement of Operating Costs paid for the previous year, adjusted as provided in Section 3.2(f) below (the "OPERATING COSTS STATEMENT"). By June 1 of each calendar year, or as soon after that date as practicable, Landlord will furnish to Tenant a statement of the Taxes paid for the previous year, adjusted as provided in Section 3.2(f) below (the "TAX STATEMENT"). If the Operating Costs Statement and/or the Tax Statement reveal(s) that Tenant paid more in Operating Costs Adjustment or Tax Adjustment than the actual amount for the year for which such statement was prepared, then Landlord will promptly credit Tenant for such excess. Likewise, if Tenant paid less in Operating Costs Adjustment than the actual amount for the year for which such statement was prepared, then Tenant shall pay such deficiency to Landlord within ten (10) days after Landlord's demand. This provision will survive the Termination Date of this Lease.

         (f) Occupancy and Tax Adjustment. With respect to any calendar year or partial calendar year in which the Building is not fully occupied, those Operating Costs which vary with occupancy of the Building and/or Taxes for such period will, for the purposes of this Lease, be increased to the amount which would have been incurred had the Building been fully occupied.

         3.3.     PAYMENT.

         Tenant agrees to timely pay to Landlord during the Term Rent, and our additional sums to be paid by Tenant to Landlord under this Lease (collectively the "RENT"), without notice, demand, abatement, deduction, setoff or counterclaim, at Landlord's Address for Payment of Rent or as otherwise specified by Landlord. Tenant further agrees to pay a late fee equal to five percent (5%) of any delinquent payment to reimburse Landlord for its cost and inconvenience incurred as a consequence of Tenant's delinquency. In no event, however, will the charges permitted under this Section 3.3 or elsewhere in this Lease, to the extent they are considered to be interest under law, exceed the maximum lawful rate of interest.

4.       SECURITY DEPOSIT.  (INTENTIONALLY OMITTED)

         4.1.     (INTENTIONALLY OMITTED)


         4.2.     (INTENTIONALLY OMITTED)


         4.3.     (INTENTIONALLY OMITTED)

5.       LANDLORD'S OBLIGATIONS.

         5.1.     SERVICES.

         Landlord will furnish to the Premises (1) water at those points of supply provided for general use of tenants of the Building; (2) heating and air conditioning between 8:00 a.m. and 6:00 p.m. on weekdays and from 8:00 a.m. to 1:00 p.m. on Saturdays (collectively "NORMAL

BUSINESS HOURS"); (3) janitorial service to the Premises on weekdays, other than holidays, for Building-standard installations and such window washing as may from time to time be reasonably required; (4) passenger elevators for ingress and egress, provided that Landlord may reasonably limit the number of operating elevators during non-business hours and holidays; and (5) facilities for the provision of electric current for Tenant's equipment in a sufficient quantity to meet normal office usage, Tenant will be responsible for the cost of all electric current used by Tenant, and electrical requirements. Landlord will maintain the common areas of the Building in reasonably good order and condition, except for damage caused by Tenant, or its employees, agents or invitees.

         5.2.       UTILITIES.

         If the respective utilities are not separately metered at the Premises and billed directly to Tenant by the service provider, then Tenant will pay directly to Landlord as Rent, upon demand by Landlord, the cost of all utilities used or consumed at, on or in the Premises. Such cost will be computed by multiplying the Electrical Usage Rate then in effect times the square footage of the Premises, or as adjusted by Landlord from time to time. If the respective utilities are separately metered at the Premises, then Tenant shall pay directly to each provider of such utilities the cost of all utilities used or consumed at, on or in the Premises as and when the charges for the same become due and payable. If Tenant fails to pay for any of the above services when the same become due and payable, Landlord will have the right but not the duty to pay the same, which amount so paid will be deemed Rent and will be payable immediately upon demand from Landlord. Tenant agrees to (i) keep and cause to be kept closed all windows in the Premises, (ii) at all times cooperate fully with Landlord in the operation of the heating and air conditioning systems, and (iii) abide by all reasonable regulations and requirements which Landlord may prescribe to permit the proper functioning and protection of the heating and air conditioning systems.

         5.2.     EXCESS UTILITY USE.

         Tenant may not install any electrical equipment requiring special wiring or requiring voltage in excess of normal office usage or otherwise exceeding Building capacity unless approved in advance and in writing by Landlord, which approval will be within Landlord's sole discretion. Tenant agrees not to use electricity in the Premises which exceeds the capacity of existing feeders and risers to or wiring in the Premises. If approved by Landlord, any risers or wiring required to meet Tenant's excess electrical requirements will be installed by Landlord, upon Tenant's request and at Tenant's cost, if, in Landlord's judgment, the same are necessary and will not cause permanent damage to the Building or the Premises, cause or create a dangerous or hazardous condition, entail excessive or unreasonable alterations, repairs, or expenses, or interfere with or disturb other tenants of the Building. If Tenant uses machines or equipment in the Premises which affect the temperature otherwise maintained by the air conditioning system or otherwise overload any utility, Landlord may install supplemental air conditioning units or other supplemental equipment in the Premises, and such cost, including the cost of installation, operation, use, and maintenance, will be paid by Tenant to Landlord within ten (10) days after Landlord has delivered to Tenant an invoice for such cost.

         5.3.     RESTORATION OF SERVICES.

         Landlord agrees to use reasonable efforts to restore any service that becomes unavailable. Such unavailability will not, however, render Landlord liable for any damages, be a constructive eviction of Tenant, constitute a breach of any implied warranty, or entitle Tenant to any abatement of Tenant's obligations under this Lease.

6.       IMPROVEMENTS; ALTERATIONS; REPAIRS; MAINTENANCE.

         6.1.     IMPROVEMENTS; ALTERATIONS.

         No alterations, physical additions or improvements in or to the Premises may be made without Landlord's prior written consent. Landlord may withhold its consent to any alteration or addition that could affect the Building's structure or its HVAC, plumbing, electrical or mechanical systems. Tenant may not paint or install lighting, signs, window or door lettering, or advertising media of any type on or about the Premises without the prior written consent of Landlord. Tenant acknowledges that Landlord may withhold its consent to any such painting or installation which could affect the appearance of the exterior of the Building or of any common areas of the Building. All alterations, additions and improvements installed in the Premises must be (i) performed at Tenant's expense and only in accordance with plans and specifications which have been previously submitted to and approved in writing by Landlord, and (ii) constructed, maintained and used by Tenant at its own risk and expense in accordance with all laws. Landlord's approval of the plans and specifications is not a representation by Landlord that such alterations, additions, or improvements comply with any law. Prior to commencing any work, Tenant agrees to pay to Landlord a supervisory and administrative fee equal to ten percent (10%) of the cost of any alterations, additions or improvements performed by Tenant subsequent to the tenant improvements described in the Workletter. Tenant agrees that it will remove or cause its contractor(s) to remove all waste and debris from the Premises upon the completion of any alterations, additions or improvements.

         6.2.     REPAIRS AND MAINTENANCE.

         Tenant agrees to maintain the Premises in a clean, safe, and operable condition, and will not permit or allow to remain any waste or damage to any portion of the Premises. Tenant agrees to pay for the cost of repairing or replacing, subject to Landlord's direction and supervision, any damage to the Premises and the Building caused by Tenant, Tenant's employees, Tenant's transferees, or their respective agents, contractors, or invitees. If Tenant fails to make such repairs or replacements within fifteen (15) days after the occurrence of such damage, then Landlord may make the same at Tenant's cost. If any such damage occurs outside of the Premises, then Landlord may elect to repair such damage at Tenant's expense, rather than having Tenant repair such damage. The cost of all repair or replacement work performed by Landlord under this Section 6.2 must be paid by Tenant to Landlord, together with a supervisory and administrative fee equal to ten percent (10%) of the cost of the repair or replacement work performed by Landlord, within ten (10) days after Landlord has invoiced Tenant for such cost and will constitute Rent under this Lease.

         6.3.     PERFORMANCE OF WORK.

         Only Landlord or contractors and subcontractors approved in writing by Landlord may perform the work described in this Section 6. Tenant will cause all contractors and subcontractors to procure and maintain insurance coverage naming Landlord as an additional insured against such risks, in such amounts, and with such companies as Landlord may reasonably require. All such work must be performed in accordance with all applicable governmental requirements and in a good and workmanlike manner so as not to damage the Premises, the Building or the components of the Building. Tenant agrees to defend, indemnify and hold Landlord, its trustees, beneficiaries, employees, successors and assigns harmless from and against any claims, liabilities, damages, losses, costs and expenses, including but not limited to attorney's fees and court costs, suffered or incurred by Landlord arising from any of Tenant's alterations, additions or improvements to the Premises.

         6.4.     MECHANIC'S LIENS.

         Tenant must not permit any mechanic's lien(s) to be filed against the Premises or the Building for any work performed, materials furnished, or obligations incurred by or at the request of Tenant. If such a lien is filed, then, within ten (10) days after Landlord has delivered notice of the filing to Tenant, Tenant must either pay the amount of the lien or diligently contest such lien and deliver to Landlord a bond or other security reasonably satisfactory to Landlord. If Tenant fails to timely take either such action, then Landlord may pay the lien claim, and any amounts so paid, including expenses and interest, will constitute Rent payable by Tenant to Landlord within ten (10) days after Landlord has invoiced Tenant for such payment. Tenant agrees to defend, indemnify and hold Landlord, its trustees, beneficiaries, employees, successors and assigns harmless from and against any claims, liabilities, damages, losses, costs and expenses, including but not limited to attorney's fees and court costs, suffered or incurred by Landlord arising from the presence or removal of any mechanic's lien(s) affecting the Premises and/or the Building relating to any work performed, materials furnished or obligations incurred by or at the request of Tenant.

7.       USE.

         Tenant may use the Premises only for the Permitted Use, and must comply with all applicable statutes, laws, ordinances, codes, orders, rules and regulations, as well as all requirements of any of Landlord's insurance providers, relating to the use, condition and occupancy of the Premises. The Premises may not be used for any use which (i) is disreputable, creates fire hazards, or results in an increased rate of insurance on the Building or its contents; (ii) would violate any covenant, agreement, term, provision or condition of this Lease or is in contravention of the certificate of occupancy or zoning ordinances pertaining to the Building; (iii) would alter, affect or interfere with or would overload the electrical, mechanical or HVAC systems or any other component of the Building, or would exceed the floor load per square foot which the floor was designed to carry and which is allowed by law; or (iv) would, in Landlord's judgment, in any way impair or tend to impair or exceed the design criteria, structural integrity, character, reputation or appearance of the Building. Tenant will not conduct or permit the generation, transportation, storage, installation, treatment or disposal, either in the Building or in the Premises, of any hazardous or toxic materials, and Tenant will keep the Building and the Premises free of any lien or claim imposed under any federal, state or local environmental statute, law, ordinance, code, rule or regulation. If, because of Tenant's acts, the rate of insurance on the Building or its contents increases, then such acts will constitute an Event of Default, Tenant must pay to Landlord the amount of such increase on demand, and acceptance of such payment will not waive any of Landlord's other rights. Tenant agrees to conduct its business and control its agents, employees, and invitees in such a manner as not to create any nuisance or unreasonably interfere with other tenants or Landlord in its management of the Building.

8.       ASSIGNMENT AND SUBLETTING.

         8.1.     TRANSFERS; CONSENT.

                  (a) Transfers. Tenant may not, without the prior written consent of Landlord, which consent may be granted or withheld by Landlord in its sole discretion, do any of the following:

                          (i) assign, transfer, or encumber this Lease or any
                  estate or interest in this Lease, whether directly or by operation of law;

                          (ii) permit any other entity to become Tenant under
                  this Lease by merger, consolidation, or other reorganization; provided, however, Tenant does not need to obtain Landlord's consent if, after giving effect to such merger, consolidation or other reorganization, Tenant maintains fifty percent (50%) of the ownership in or voting control of such new entity and the minimum tangible net worth of such new entity is the same as that of Tenant at the beginning of this Lease;

                          (iii) if Tenant is an entity other than a corporation
                  whose stock is publicly traded, permit the transfer of an ownership interest in Tenant so as to result in a change in the current control of Tenant;

                          (iv) sublet any portion of the Premises;

                          (v) grant any license, concession, or other right of
                  occupancy of any portion of the Premises; or

                          (vi) permit the use of the Premises by any parties
                  other than Tenant.

                  Any of the events listed in Section 8.1(a)(i) through 8.1(a)(vi) above are referred to as a "TRANSFER".

                  (b) Procedure to Obtain Consent. If Tenant requests Landlord's consent to a Transfer, then Tenant must provide Landlord with a written description of all terms and conditions of the proposed Transfer, copies of the proposed documentation, and the following information about the proposed transferee: name and address; reasonably satisfactory information about its business and business history; its proposed use of the Premises; banking, financial, and other credit information that Landlord may request; and general references sufficient to enable Landlord to determine the proposed transferee's creditworthiness and character. Landlord will attempt to provide Tenant with a written response to such Transfer request within thirty (30) days after Landlord's receipt of Tenant's written request. Concurrently with Tenant's request for consent to a Transfer, Tenant agrees to (i) pay to Landlord an assignment fee in the amount of One Thousand and 00/100 Dollars ($1,000.00), and (ii) reimburse Landlord immediately upon its request for all of its expenses (including but not limited to attorneys' fees and administrative fees) incurred in connection with considering any request for consent to a Transfer. Nothing in this
         Section 8.1(b) may be construed as granting to any third party the rights of a third-party beneficiary, so as to entitle such third party to seek to enforce any of the above provisions.

                  (c) Obligations After Transfer. If Landlord consents to a proposed Transfer, then both Tenant and the proposed transferee must
         (i) deliver to Landlord a written agreement acceptable in all respects to Landlord under which the proposed transferee expressly assumes all of Tenant's obligations under this Lease, and (ii) if requested by Landlord, execute the consent form required by Landlord. Landlord's consent to a Transfer will not release Tenant from its obligations under this Lease, but rather Tenant and its transferee will be jointly and severally liable for such obligations. Landlord's consent to any Transfer does not waive Landlord's rights as to any subsequent Transfers. If an Event of Default occurs while the Premises or any part of the Premises are subject to a Transfer, then Landlord, in addition to its other remedies, may collect rent due and owing directly from such transferee and apply such rent against Rent. Tenant authorizes its transferees to make payments of rent directly to Landlord upon receipt of notice from Landlord to do so.

         8.2.     RECAPTURE.

         In the event Tenant causes or seeks to cause a Transfer, Landlord may terminate this Lease and recapture the applicable space as of the date the proposed Transfer is to be effective, or within thirty (30) days after the date of Landlord's discovery of the Transfer, as the case may be. Landlord may exercise this termination right within thirty (30) days after Landlord's receipt of Tenant's written request for Landlord's consent, or within thirty (30) days after learning of such Transfer if Landlord's consent has not been requested by Tenant. If Landlord terminates this Lease as provided above, then this Lease will cease and Tenant shall pay to Landlord all Rent accrued through the Termination Date. Subsequently, Landlord may lease the Premises to the prospective transferee (or to any other person) without liability to Tenant.

         8.3.     ADDITIONAL COMPENSATION.

         Tenant agrees to pay to Landlord, immediately upon receipt, any and all funds received by Tenant for a Transfer in excess of the Rent aIlocable to the Premises.

         8.4      INJUNCTIVE RELIEF.

         Notwithstanding anything in this Lease to the contrary, in the event Landlord wrongfully prevents a Transfer by Tenant, or if Landlord commits any other default under this Section 8, Tenant's sole remedy will be limited to an action for injunctive relief to permit the Transfer to occur.

9.       INSURANCE; WAIVERS; SUBROGATION; INDEMNITY.

         9.1.     INSURANCE.

         Tenant agrees to maintain throughout the Term the following insurance policies:

                  (a) comprehensive general liability insurance in amounts of not less than a combined single limit of $2,000,000.00 or such other amounts as Landlord may, from time to time, reasonably require, insuring Tenant, Landlord, Landlord's agents and their respective affiliates against all liability for injury to or death of a person or persons or damage to property arising from the use and occupancy of the Premises;

                  (b) insurance covering the full value of Tenant's property and improvements, and other property (including property of others) in the Premises;

                  (c) contractual liability insurance sufficient to cover Tenant's indemnity obligations under this Lease;

                  (d) worker's compensation insurance, containing a waiver of subrogation endorsement acceptable to Landlord; and

                  (e) business interruption insurance.

         Tenant will, prior to taking possession of the Premises and prior to the commencement of any work in the Premises, furnish Landlord with certificates of such insurance and such other evidence satisfactory to Landlord confirming Tenant's maintenance of all insurance coverages required under this Lease and naming Landlord and any other parties requested by Landlord as additional insured(s). Each certificate must contain a written obligation on the part of each insurance company to notify Landlord at least thirty (30) days before cancellation or a material change of any such insurance policies. All such insurance policies must be (i) issued by insurers authorized to do business in the State of Illinois and which are rated at least A+XII in Best's Key Rating Guide, and (ii) issued by companies and be in form and substance reasonably satisfactory to Landlord. The term "AFFILIATE" means any person or entity, directly or indirectly, controlling, controlled by, or under common control with the party in question. Tenant acknowledges and agrees that it is not permitted to self-insure under this Lease.

         9.2.     WAIVER OF NEGLIGENCE; NO SUBROGATION.

         Landlord and Tenant each waives any claim it might have against the other for damage to or theft, destruction, loss, or loss of use of any property (a "LOSS"), to the extent the same is insured against under any insurance policy that covers the Building, the Premises, Landlord's or Tenant's fixtures, personal property, leasehold improvements, or business, or with respect to such matters as are required to be insured against under the terms of this Section 9, regardless of whether the negligence of the other party caused such loss. Landlord's waiver under this Section 9.2 will not, however, include any deductible amounts on insurance policies carried by Landlord nor any coinsurance penalty which Landlord may sustain. Each party will cause its insurance carrier to endorse all applicable policies waiving the carrier's rights of recovery under subrogation or otherwise against the other party.

         9.3.     INDEMNITY BY TENANT.

         Except to the extent such loss is covered by Landlord's or Tenant's applicable insurance, Tenant agrees to defend, indemnify and hold Landlord, its trustees, beneficiaries, employees and agents harmless from and against all claims, demands, liabilities, causes of action, suits, judgments, and expenses (including attorneys' fees) for any loss arising from (i) any occurrence on the Premises and/or the Building caused by or contributed to by Tenant, its subtenants, licensees, employees, invitees, contractors and/or agents (collectively "TENANT'S AFFILIATES"), and (ii) Tenant's or any of Tenant's Affiliates' failure to perform its obligations under this Lease. This indemnity provision will survive the termination or expiration of this Lease.

10.      SUBORDINATION; ATTORNMENT; NOTICE TO LANDLORD'S MORTGAGEE.

         10.1.    SUBORDINATION.

         This Lease is automatically subordinate to any deed of trust, mortgage, or other security instrument, or any ground lease, master lease, or primary lease, that now or subsequently covers all or any part of the Building without any further action or writing of the parties (the mortgagee under any such mortgage or the lessor under any such lease is referred to below as a "LANDLORD'S MORTGAGEE"). However, any Landlord's Mortgagee may at any time unilaterally elect to make this Lease superior to its mortgage, ground lease or other interest in the Premises by so notifying Tenant in writing.

         10.2.    ATTORNMENT.

         Tenant agrees to attorn to any party succeeding to Landlord's interest in the Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, attornment, termination of lease, or otherwise. Within ten (10) days after such party's request, Tenant will execute and deliver to the requesting party a written agreement(s) confirming such attornment. If Tenant fails to deliver the attornment agreement(s) described herein within the ten
(10) day period, Tenant acknowledges and agrees that Landlord is authorized to act as Tenant's attorney-in-fact to execute the agreement(s) on behalf of Tenant, and Tenant will be bound by the terms of the agreement(s) executed by Landlord.

         10.3.    NOTICE TO LANDLORD'S MORTGAGEE.

         Tenant may not seek to enforce any remedy it may have for any default on the part of the Landlord without first giving written notice by certified mail, return receipt requested, specifying the default in reasonable detail, to any Landlord's Mortgagee whose address has been given to Tenant, and affording such Landlord's Mortgagee a reasonable opportunity to perform Landlord's obligations under this Lease.

11.      RULES AND REGULATIONS.

         Tenant must comply with the rules and regulations of the Building which are attached as Exhibit A. Landlord may, from time to time, change such rules and regulations for the safety, care, or cleanliness of the Building and related facilities, including without limitation parking facilities, provided that such changes will not unreasonably interfere with Tenant's use of the Premises. Tenant is responsible for the compliance with such rules and regulations by its employees, agents, and invitees.

12.      CONDEMNATION.

         12.1.    TOTAL TAKING.

         If the entire Building or Premises is taken by right of eminent domain or conveyed in lieu of eminent domain (a "TAKING"), this Lease will terminate and Rent will be apportioned as of the date of the Taking, and Tenant will have no claim against Landlord for the value of the unexpired Term.

         12.2.    PARTIAL TAKING -- TENANT'S RIGHTS.

         If any part of the Building becomes subject to a Taking and such Taking will prevent Tenant from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Taking for a period of more than one hundred eighty (180) days, then Tenant may terminate this Lease as of the date of such Taking by giving written notice to Landlord within thirty (30) days after the Taking, and Rent will be apportioned as of the date of such Taking. If Tenant does not terminate this Lease, then Rent will abate on a basis reasonably determined by Landlord as to that portion of the Premises rendered untenantable by the Taking.

         12.3.    PARTIAL TAKING -- LANDLORD'S RIGHTS.

         If any material portion but less than all of the Building becomes subject to a Taking and Landlord makes a good faith determination that (i) such Taking will prevent Tenant from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Taking for a period of more than one hundred eighty (180) days, (ii) restoring the Premises would be uneconomical, (iii) the condemnation award is insufficient to rebuild or restore the Building or the Premises, or (iv) Landlord is required to pay any condemnation award arising from the Taking to any Landlord's Mortgagee, then Landlord may terminate this Lease by delivering written notice to Tenant within thirty (30) days after such Taking, and Rent will be apportioned as of the date of such Taking. If Landlord does not so terminate this Lease, then this Lease will continue, but if any portion of the Premises has been taken, Rent will abate as provided in the last sentence of Section 12.2 above.

         12.4.    AWARD.

         If any Taking occurs, then Landlord is entitled to receive the entire award or other compensation for the land on which the Building is situated, the Building, and other improvements taken, and Tenant may separately pursue a claim against the condemnor for the value of Tenant's personal property which Tenant is entitled to remove under this Lease (but because of the condemnation is unable to move such property), moving costs, and other claims it may have so long as such claim does not diminish Landlord's award. In no event may Tenant seek or file any claim against Landlord.

13.      FIRE OR OTHER CASUALTY.

         13.1.    LANDLORD'S RIGHTS.

         If all or any part of the Building and/or the Premises is(are) damaged by fire or other casualty (a "CASUALTY"), and if Landlord makes a good faith determination that (i) restoring the Premises would be uneconomical, (ii) there are insufficient insurance proceeds to rebuild or restore the Building or the Premises, or (iii) Landlord is required to pay any insurance proceeds arising out of the Casualty to any Landlord's Mortgagee, then Landlord may terminate this Lease by giving Tenant written notice of Landlord's election to terminate (the "CASUALTY TERMINATION NOTICE") within one hundred twenty (120) days after the Casualty has occurred, and Base Rent and Additional Rent will abate as of the date of the Casualty, unless Tenant or any of Tenant's Affiliates caused such damage, in which event Tenant shall continue to pay Rent without abatement. Such termination shall be effective sixty (60) days after the date of the Casualty Termination Notice.

         13.2.    REPAIR OBLIGATION.

         If Landlord elects not to terminate this Lease following a Casualty, then Landlord, within a reasonable time after such Casualty, will proceed with reasonable diligence to repair, restore or rehabilitate the Building and/or the Premises, as the case may be, to substantially the same condition as they existed immediately before such Casualty. However, Landlord will not be required to repair or replace any of the furniture, equipment, fixtures, and other leasehold improvements which may have been placed by or at the request of Tenant or other occupants in the Building or the Premises and required to be insured by Tenant or other tenants, and Landlord's obligation to repair or restore the Building and/or the Premises will be limited to the extent of the insurance proceeds actually received by Landlord for the Casualty in question. In the event that Landlord elects not to terminate the Lease and Landlord proceeds to repair the Building and/or the Premises, then Tenant must apply to the replacement or restoration of the furniture, equipment, fixtures and other improvements in the Premises (if replacement or restoration is necessary because of the Casualty) any proceeds of insurance that it may have received from its policy(ies) on account of the Casualty. During such repair or rebuilding of the Building and/or the Premises, Rent for the portion of the Premises rendered untenantable by the damage will be abated on a reasonable basis determined by Landlord from the date of damage until the completion of the repair, restoration or rehabilitation, unless the Casualty was caused by Tenant or any of Tenant's Affiliates, in which event Tenant shall continue to pay Rent without abatement.

14.      PERSONAL PROPERTY TAXES.

         Tenant is liable for all taxes based upon this Lease or the receipt of Rent due under this Lease and all taxes levied or assessed against any personal property, furniture or fixtures placed by Tenant in the Premises. If any taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and Landlord elects to pay the same, or if the assessed value of Landlord's property is increased by inclusion of such personal property, furniture or fixtures and Landlord elects to pay the taxes based on such increase, then Tenant shall pay to Landlord as Rent, upon demand, the part of such taxes for which Tenant is primarily liable under this Lease. Landlord may not, however, pay such amount if Tenant notifies Landlord that it will contest the validity or amount of such taxes before Landlord makes such payment, and subsequently diligently proceeds with such contest in accordance with law and if the non-payment does not pose a threat of lien or other cloud on Landlord's title to the Building, or threat of loss or seizure of the Building or interest of Landlord in the Building.

15.      DEFAULT.

         15.1.    EVENTS OF DEFAULT.

         Each of the following occurrences will constitute an "EVENT OF
DEFAULT":

                  (a) Tenant's failure to pay Rent on or before the date when due;

                  (b) Tenant's failure to perform, comply with or observe any other agreement or obligation of Tenant under this Lease and the continuance of such failure for a period of more than ten (10) days after Landlord has delivered written notice thereof to Tenant;

                  (c) The filing of a petition by or against Tenant (the term "TENANT" includes, for the purpose of this Section 15(c), any guarantor of the Tenant's obligations under this Lease) (1) in any bankruptcy or other insolvency proceeding; (2) seeking any relief under any state or federal debtor relief law; (3) for the appointment of a liquidator or receiver for all or substantially all of Tenant's property or for Tenant's interest in this Lease; or (4) for the reorganization or modification of Tenant's capital structure. If, however, such a petition is filed against Tenant, then such filing will not be an Event of Default unless Tenant fails to have the proceedings initiated by such petition dismissed within sixty (60) days after such filing;

                  (d) The failure by Tenant to take possession of the Premises in accordance with the terms of this Lease;

                  (e) The discontinuance of its business by Tenant for thirty
         (30) or more consecutive days;

                  (f) Tenant's vacating or abandoning of the Premises for thirty
         (30) or more days during the Term;

                  (g) The failure of any guarantor(s) of this Lease to comply with the terms and conditions of its(their) guaranty; and

                  (h) The merger, liquidation, dissolution or change of control of any guarantor.

         15.2.    DEFAULT INTEREST.

         All past due Rent and any other payments required of Tenant under this Lease will be deemed Rent and interest will accrue from the date due until paid at the rate of interest equal to two percent (2%) over the corporate base rate or so-called "prime rate" as announced from time to time by Bank One Corporation.

16.      REMEDIES.

         Upon any Event of Default, Landlord may, at its election, in addition to all other rights and remedies afforded Landlord under this Lease or by law or equity, take any one or more of the following actions:

         16.1.    RIGHT TO TERMINATE.

         Upon the occurrence of an Event of Default, Landlord has the right to terminate the Lease and obtain possession of the Premises. Landlord may make its election to terminate known to Tenant by delivery of a notice of termination. Such termination is immediately effective and Landlord, if necessary, is entitled to commence immediately an action in summary proceedings to recover possession of the Premises.

         16.2.    RECEIPT OF MONEY AFTER TERMINATION.

         No receipt of money by Landlord from Tenant after the termination of this Lease shall act to reinstate, continue or extend the Term, nor affect or waive any notice given by Landlord to Tenant prior to such receipt of money.

         16.3.    RECOVERY OF DAMAGES.

         Landlord agrees to use commercially reasonable efforts to mitigate damages caused by a default or breach of Tenant. If Landlord terminates this Lease at any time for any breach, then in addition to any other remedies it may have, Landlord may recover from Tenant by reason of such breach all Rent and Additional Rent accrued and unpaid for the period up to and including such termination date, as well as all other additional sums payable by Tenant under this Lease. In addition, Landlord may recover as damages for loss of the bargain and not as a penalty the sum of (i) the unamortized cost to Landlord, computed and determined in accordance with generally accepted accounting principles, of any tenant improvements provided by Landlord at its expense, (ii) the aggregate sum which at the time of such termination represents the excess, if any, of the present value of the aggregate Rent and Additional Rent at the same annual rate for the remainder of the Term as then in effect over the then present value of the then aggregate fair rental value of the Premises for the balance of the Term immediately prior to such termination, such present worth to be computed in each case on the basis of a five percent (5%) per annum discount from the respective dates upon which Rent would have been payable under this Lease had the Term not been terminated, and (iii) any additional damages, including any costs or expenditures to fit the Premises to the needs of Tenant, reasonable attorneys' fees and court costs which Landlord sustains by reason of the breach of any of the covenants of this Lease other than for the payment of Base Rent and Additional Rent.

         16.4.    RIGHT TO RE-ENTER.

         If the Event of Default is the nonpayment of Rent, Landlord may, as an alternative to terminating the Lease, serve a written demand for possession or payment. Unless the Rent is paid in accordance with the demand for possession or payment, Landlord is entitled to possession of the Premises and Tenant will then have no further right to possession under the Lease. Tenant remains liable to Landlord for the payment of all Rent and other charges which Tenant has agreed to pay under this Lease throughout the remainder of its Term. If Landlord elects to re-enter, as provided, it may from time to time, without terminating this Lease, make such alterations and repairs as may be necessary in order to relet the Premises, and relet all or any part of such Premises for such term or terms (which may be for a term extending beyond the Term of this Lease) and at such rental or rentals and upon such other terms and conditions as Landlord in its reasonable discretion may deem advisable. Upon each such reletting all rentals and other sums received by Landlord from such reletting are applied, first, to the payment of any indebtedness other than rent due under this Lease from Tenant to Landlord; second, to the payment of any costs and expenses of such reletting, including reasonable brokerage fees and attorneys' fees and costs of such alterations and repairs; third, to the payment of Rent and other charges due from Tenant, and the residue, if any, will be held by

Landlord and applied in payment of future rent as the same may become due and payable. If such rentals and other sums received from such reletting during any month are insufficient to pay the Rent and other charges due from Tenant, Tenant agrees to pay such deficiency to Landlord. Such deficiency will be calculated and paid monthly. No such re-entry or taking possession of such premises by Landlord may be construed as an election on its part to terminate this Lease. Notwithstanding any such reletting without termination, Landlord may at any time elect to terminate this Lease for such previous breach.

         16.5.    INDEPENDENT COVENANT.

         Tenant acknowledges and agrees that its obligation to pay Rent under this Lease is an independent covenant and that such obligation to pay Rent is not subject to setoff or recoupment in connection with any action for summary proceedings to recover possession of the Premises.

         16.6.    LEGAL EXPENSES.

         If Landlord or Tenant is required to bring an action arising out of the covenants, terms, conditions or provisions of this Lease, or if Landlord undertakes an action for summary proceedings to recover possession of the Premises, the prevailing party will be reimbursed by the other party for such reasonable costs and attorneys' fees as the prevailing party may incur in connection with such action.

17.      PAYMENT BY TENANT; NON-WAIVER.

         17.1.    PAYMENT BY TENANT.

         Upon any Event of Default, Tenant agrees to pay to Landlord all costs incurred by Landlord (including court costs and reasonable attorneys' fees and expenses) in (1) obtaining possession of the Premises, (2) removing and storing Tenant's or any other occupant's property, (3) repairing, restoring, altering, remodeling, or otherwise putting the Premises into condition acceptable to a new tenant, (4) if Tenant is dispossessed of the Premises and this Lease is not terminated, reletting all or any part of the Premises (including brokerage commissions, cost of tenant finish work, and other costs incidental to such reletting), (5) performing Tenant's obligations which Tenant failed to perform,
(6) enforcing its rights, remedies, and recourses arising out of the Event of Default or in obtaining advice about the same, and (7) the reasonable value of Landlord's and its agents' and employees' time in connection with such activity. To the full extent permitted by law, Landlord and Tenant agree the federal and state courts of the state in which the Premises and Building are located have exclusive jurisdiction over any matter relating to or arising from this Lease and the parties' rights and obligations under this Lease. Tenant agrees to pay all costs, expenses and reasonable attorneys' fees incurred by Landlord in successfully enforcing and/or defending any provision contained in this Lease.

         17.2.    NO WAIVER.

         Landlord's acceptance of any payment from Tenant following an Event of Default will be deemed Rent and will not waive Landlord's rights regarding such Event of Default. No waiver by Landlord of any violation or breach of any term(s) contained in this Lease will waive Landlord's rights regarding any future violation of such term(s). Landlord's acceptance of any partial payment of Rent will not waive Landlord's rights with regard to the remaining portion of the Rent that is due, regardless of any endorsement or other statement on any instrument delivered in payment of Rent or any writing delivered in connection with such Rent. Accordingly, Landlord's acceptance of a partial payment of Rent will not constitute an accord and satisfaction of the full amount of the Rent that is due.

18.      SURRENDER OF PREMISES.

         No act by Landlord will be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises will be valid unless it is in writing and signed by Landlord. At the expiration or termination of this Lease, Tenant must deliver to Landlord the Premises with all improvements in good repair and condition, broom-clean, except for reasonable wear and tear (and condemnation and Casualty damage not caused by Tenant, as to which Sections 12 and 13 above control). All alterations, additions, improvements, equipment, wiring and furniture made in or upon the Premises must, at Landlord's option upon notice to Tenant, either be removed by Tenant (and Tenant must repair all damage caused by such removal) or remain on the Premises without compensation to Tenant. Tenant must also deliver to Landlord all keys to the Premises. So long as Tenant has performed all of its obligations under this Lease, Tenant may remove all unattached trade fixtures and personal property placed in the Premises by Tenant, provided that Tenant remains obligated to repair all damage caused by such removal. All items not so removed will be deemed to have been abandoned by Tenant and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without notice to Tenant and without any obligation to account for such items. The provisions of this Section 18 will survive the end of the Term.

19.      HOLDING OVER.

         If Tenant fails to vacate the Premises at the end of the Term, then Tenant will be a tenant-at-will and, in addition to all other damages and remedies to which Landlord may be entitled for such holding over, Tenant must pay to Landlord a monthly Base Rent for all or any part of a month equal to 200% of the aggregate Base Rent plus all other Rent payable during the last month of the Term. Tenant is also responsible for all damages, consequential as well as direct, incurred or sustained by Landlord by reason of such retention, together with all costs incurred by Landlord (including but not limited to reasonable attorneys' fees) in connection with such holdover. In addition, Landlord may elect, upon notice to Tenant, that such holding over will constitute a renewal of this Lease for one (1) year at the stated holdover rate, but acceptance by Landlord of Rent after such termination will not in and of itself constitute a renewal. Nothing contained in this Section 19, however, will be construed or operate as a waiver of Landlord's right of re-entry or any other right of Landlord.

20.      CERTAIN RIGHTS RESERVED BY LANDLORD.

         Landlord reserves the following rights which may be exercised without notice (except as otherwise expressly provided below) and without liability to Tenant for damage or injury to property, person or business, and without effecting an eviction or disturbance of Tenant's use or possession of the Premises, nor giving rise to any claim for setoff or abatement of Rent or affecting any of Tenant's obligations under this Lease:

                  (a) To decorate and to make inspections, repairs, alterations, additions, changes, or improvements, whether structural or otherwise, in and about the Building during ordinary business hours, and if Tenant desires to have such work done during other than business hours, Tenant agrees to pay all overtime and additional expenses resulting from such work; to enter upon the Premises and, during the continuance of any such work, to temporarily close doors, entryways, public space, and corridors in the Building; and to interrupt or temporarily suspend Building services and facilities agreed to be furnished by Landlord, all without the same constituting an eviction of Tenant in whole or in part and without abatement of Rent by reason of loss or interruption of the business of

         Tenant or otherwise and without in any manner rendering Landlord liable for damages or relieving Tenant from the performance of Tenant's obligations under this Lease; provided, however, reasonable access to the Premises will be maintained and the business of Tenant may not be interfered with unreasonably;

                  (b) To change the name and street address of the Building, and to change the arrangement and location of entrances or passageways, doors, and doorways, corridors, elevators, stairs, restrooms or other public parts of the Building;

                  (c) To take such reasonable measures as Landlord deems advisable for the security of the Building and its occupants; evacuating the Building for cause, suspected cause, or for drill purposes; temporarily denying access to the Building; and closing the Building after normal business hours and on Sundays and holidays, subject, however, to Tenant's right to enter when the Building is closed after normal business hours under such reasonable regulations as Landlord may prescribe from time to time for application to and for the benefit and protection of all tenants of the Building;

                  (d) Upon prior oral notice to Tenant, to enter the Premises during reasonable hours (i) at any time during the Term to show the Premises to prospective purchasers or lenders, or (ii) during the last twelve (12) months of the Term to show the Premises to prospective tenants, and to decorate, remodel, repair, alter or otherwise prepare the Premises for reoccupancy at any time after Tenant vacates or abandons the Premises;

                  (e) Upon prior written notice to Tenant, to relocate Tenant within the Building to new space (the "RELOCATION SPACE") which is comparable in size, utility and condition to the Premises. Such relocation will be effective on a date specified by Landlord, which date will not be less than ninety (90) days after Landlord's notice. If Landlord relocates Tenant, Landlord will reimburse Tenant for Tenant's reasonable out-of-pocket expenses directly related to Tenant's move to the Relocation Space. Upon such relocation, the Relocation Space will be deemed to be the Premises, the terms of the Lease will remain in full force and apply to the Relocation Space, and Landlord and Tenant agree to execute an amendment to this Lease confirming such relocation of Tenant to the Relocation Space within twenty (20) days after Tenant takes possession of the Relocation Space;

                  (f) To maintain within the lobby of the Building a directory containing a standard listing with Tenant's name;

                  (g) To install and maintain signs on the exterior and interior of the Building;

                  (h) To prescribe and approve in advance the location and style of any suite number and identification sign or lettering on the door to the Premises occupied by Tenant, the cost of which signage shall be borne by Tenant;

                  (i) To retain at all times and to use in appropriate instances pass keys to the Premises;

                  (j) To grant to anyone the right to conduct any business or render any service in the Building, whether or not it is the same as or similar to the use expressly permitted to Tenant in Section 7 above;

                  (k) To have access for Landlord and other tenants of the Building to all mail chutes according to the rules of the United States Post Office;

                  (l) To enter the Premises at any time for reasonable purposes, including supplying janitor service or other service to be provided to Tenant under this Lease;

                  (m) To require all persons entering or leaving the Building during such hours as Landlord may from time to time determine to identify themselves to watchmen or security personnel by registration or otherwise, and to establish their right to enter or leave the Building; provided Landlord will not be liable in damages for any error with respect to admission to or eviction or exclusion of any person from the Building. In case of fire, invasion, insurrection, mob, riot, civil disorder, public excitement or other commotion, or threat thereof, Landlord reserves the right to limit or prevent access to the Building during the continuance of same, shut down elevator service, activate elevator emergency controls, or otherwise take such action or preventive measures deemed necessary by Landlord for the safety of the tenants or other occupants of the Building or the protection of the Building and the property in the Building. Tenant agrees to cooperate in any reasonable safety program developed by Landlord; and

                  (n) From time to time to make and adopt such reasonable rules and regulations, in addition to or other than or by way of amendment or modification of the rules and regulations contained in Exhibit A attached to this Lease or other sections of this Lease, for the protection and welfare of the Building, its tenants and occupants, as Landlord may determine, and Tenant agrees to abide by all such rules and regulations.

21.      MISCELLANEOUS.

         21.1.    LANDLORD TRANSFER.

         Landlord may transfer any portion of the Building and any of its rights under this Lease. If Landlord assigns its rights under this Lease, then Landlord will be released from any further obligations under this Lease, provided that the assignee assumes Landlord's obligations under this Lease in writing.

         21.2.    LANDLORD'S LIABILITY.

         The liability of Landlord and Landlord's Affiliates (as defined below) to Tenant for any default by Landlord under the terms of this Lease will be recoverable only from the interest of Landlord in the Building, and Tenant agrees to look solely to Landlord's interest in the Building for the enforcement of any judgment, award, order or other remedy under or in connection with this Lease. Under no circumstances will Landlord or Landlord's Affiliates have any personal liability for any of the foregoing matters. The term "LANDLORD'S AFFILIATES" means collectively Landlord's property manager and its and Landlord's respective current and future affiliates, trustees, beneficiaries, principals, investors, directors, officers, general or limited partners, shareholders, managers, employees, agents, representatives, successors and assigns.

         21.3.    FORCE MAJEURE.

         Other than for Tenant's obligations under this Lease which can be performed by the payment of money (e.g., payment of Rent and maintenance of insurance), whenever a period of time is prescribed for action to be taken by either party, such party will not be liable or responsible for, and there will be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations, or restrictions, or any other causes of any kind whatsoever which are beyond the reasonable control of such party.

         21.4.    BROKERAGE.

         Tenant has not dealt with any broker or agent in connection with the negotiation or execution of this Lease, other than Landlord's Broker and Tenant's Broker, whose commissions are payable by Landlord. Tenant agrees to defend, indemnify and hold Landlord harmless from and against all claims, damages, costs, expenses, attorneys' fees and other liabilities for commissions or other compensation claimed by any other broker or agent.

         21.5.    ESTOPPEL CERTIFICATES.

         From time to time, Tenant agrees to furnish to Landlord, Landlord's Mortgagee or any third party designated by Landlord, within ten (10) days after Landlord has made a request, a written estoppel certificate signed by Tenant or an authorized signatory of Tenant in the form attached as Exhibit C, confirming and certifying to such party, as of the date of such estoppel certificate, to the extent factual or known, (i) that Tenant is in possession of the Premises,
(ii) that this Lease is unmodified and in full force and effect (or if there have been modifications, that this Lease is in full force and effect as modified and setting forth such modification); (iii) that Tenant has no offsets, claims or defenses against Rent or the enforcement of any right or remedy of Landlord, or any duty or obligation of Tenant under this Lease (and, if so, specifying the same in detail); (iv) the dates through which Base Rent and Additional Rent have been paid; (v) that Tenant has no knowledge of any then uncured defaults on the part of Landlord under this Lease (or if Tenant has knowledge of any such uncured defaults, specifying the same in detail); (vi) that Tenant having made due investigation has no knowledge of any event having occurred that authorizes the termination of this Lease by Tenant (or if Tenant has such knowledge, specifying the same in detail): (vii) the amount of any Security Deposit held by Landlord; (viii) that there are no actions, whether voluntary or otherwise, pending against Tenant; and (ix) other matters reasonably requested by Landlord or such other party. If Tenant fails to deliver the estoppel certificate described above within said ten (10) day period, Tenant acknowledges and agrees that Landlord is authorized to act as Tenant's attorney-in-fact to execute the estoppel certificate on behalf of Tenant, and Tenant will be bound by the terms of the estoppel certificate prepared and executed by Landlord.

         21.6.    NOTICES.

         All notices and other communications given pursuant to this Lease must be in writing and must be sent to the parties listed in the Lease Information Summary above by (1) first class mail, United States Mail, postage prepaid, certified, with return receipt requested, and addressed to the parties at the address specified in the Lease Information Summary, (2) a nationally recognized overnight courier, (3) personal delivery to the intended address, or (4) prepaid telegram, cable, facsimile transmission or telex with confirmation of successful transmission followed by a confirmatory letter. All notices will be effective upon delivery to the address of the addressee, or, if the addressee refuses delivery, then delivery will be deemed effective as of the date of the attempted delivery. The parties may change their addresses by giving notice of such change to the other party in conformity with this provision.

         21.7.    SEVERABILITY.

         If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws, then the remainder of this Lease will not be affected, and in lieu of such clause or provision, a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision will be deemed added to this Lease as may be possible and be legal, valid, and enforceable.

         21.8.    AMENDMENTS; BINDING EFFECT.

         This Lease may not be amended except by instrument in writing signed by Landlord and Tenant. No provision of this Lease will be deemed to have been modified or waived by Landlord unless such modification or waiver is in writing signed by Landlord. No custom or practice which may evolve between the parties in the administration of the terms of this Lease will waive or diminish the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms of this Lease, except as expressly modified in writing signed by Landlord and Tenant. The terms and conditions contained in this Lease will inure to the benefit of and be binding upon the parties, and upon their respective successors in interest and legal representatives, except as otherwise expressly provided. This Lease is for the sole benefit of Landlord and Tenant, and, other than Landlord's Mortgagee, no third party may be deemed a third party beneficiary.

         21.9.    QUIET ENJOYMENT.

         Provided Tenant has performed all of its obligations under this Lease, Tenant may peaceably and quietly hold and enjoy the Premises for the Term, without hindrance from Landlord or any party claiming by, through, or under Landlord, subject to the terms and conditions of this Lease.

         21.10.   NO MERGER.

         No merger of the leasehold estate created under this Lease with the fee estate in all or any part of the Premises will occur if the same person acquires or holds, directly or indirectly, this Lease or any interest in this Lease and the fee estate in the leasehold Premises or any interest in such fee estate.

         21.11.   NO OFFER.

         The submission of this Lease to Tenant may not be construed as an offer, and Tenant will have no rights under this Lease unless Landlord executes a copy of this Lease and delivers it to Tenant.

         21.12.   ENTIRE AGREEMENT; GOVERNING LAW.

         This Lease constitutes the entire agreement between Landlord and Tenant regarding the subject matter of this Lease and supersedes all prior related oral statements and writings. Except for those set forth in this Lease, no representations, warranties, or agreements have been made by Landlord or Tenant to the other with respect to this Lease or the obligations of Landlord or Tenant in connection with this Lease. This Lease shall be governed by, construed under and be enforceable in accordance with the laws of the State of Illinois.

         21.13.   CALENDAR DAYS.

         All references in this Agreement to a certain number of days will be deemed to mean calendar days, unless otherwise expressly stated.

         21.14.   PROHIBITION AGAINST LEASEHOLD MORTGAGES.

         Tenant will not mortgage, pledge or otherwise encumber its interest in this Lease or in the Premises during the Term.

         21.15.   WAIVER OF TRIAL BY JURY.

         Landlord and Tenant mutually, knowingly, irrevocably, voluntarily and intentionally waive the right to a trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other in connection with this Lease. Each party further warrants and represents that it has reviewed this waiver with its legal counsel and that each has waived its jury trial rights following consultation with legal counsel. This waiver applies to any and all subsequent amendments and any other agreements relating to this Lease. In the event of litigation, this Lease may be filed as a written consent to a trial by the court sitting without a jury. Tenant further agrees that in the event Landlord commences any summary proceeding for non-payment of Rent, Tenant will not interpose any counterclaim of any nature or description in such proceeding.

         21.16.   LANDLORD'S REMEDIES CUMULATIVE.

         No reference to any specific right or remedy will preclude Landlord from exercising any other right, having any other remedy or maintaining any action to which it may otherwise be entitled at law or in equity. No failure by Landlord to insist upon the strict performance of any agreement, term, covenant or condition of this Lease, or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial Rent during the continuance of any such breach will constitute a waiver of any such breach, agreement, term, covenant or condition. No waiver by Landlord of any breach by Tenant under this Lease or of any breach by any other tenant under any other lease or any portion of the Building will affect or alter this Lease in any way whatsoever. No covenant, term or condition of this Lease will be deemed waived by Landlord unless such waiver is in writing and executed by Landlord. Landlord may accept a partial payment of Rent or other sums due under this Lease without such acceptance constituting an accord and satisfaction and without prejudice to Landlord's right to demand the balance of such Rent or other sum, notwithstanding any notation on a check or letter accompanying such partial payment, unless Landlord expressly waives its right to such balance in writing.

         21.17.   PROHIBITION AGAINST RECORDATION.

         Tenant may not record all or any part of this Lease or any memorandum of this Lease. Any recording by Tenant of all or any part of this Lease or any memorandum of this Lease will be in violation of this Lease and will be void, and Tenant agrees to indemnify Landlord, its trustees, beneficiaries, agents, successors and assigns for any losses, damages or expenses of any nature whatsoever incurred by reason of such recording. In the event Tenant records or causes all or any part of this Lease or any memorandum of this Lease to be recorded, Tenant hereby irrevocably appoints Landlord as Tenant's attorney-in-fact, coupled with an interest, to execute and record a certificate to clear any cloud on the title to the Building created by the improper recordation.

         21.18.   JOINT AND SEVERAL LIABILITY.

         If two (2) or more individuals, corporations, partnerships or other business associations (or any combination of two (2) or more thereof) sign this Lease as Tenant, the liability of each such individual, corporation, partnership or other business association to pay Rent and perform all of Tenant's other obligations under this Lease are deemed to be joint and several.

         21.19.   CORPORATE TENANTS.

         If Tenant is a corporation, the persons executing this Lease on behalf of Tenant hereby covenant and warrant that Tenant is a duly constituted corporation qualified to do business in the State of Illinois; all of Tenant's franchise and corporate taxes have been paid to date; all future forms, reports, fees and other documents necessary for Tenant to comply with all applicable laws will be filed by Tenant when due; and such persons are duly authorized by the board of directors of such corporation to execute and deliver this Lease on behalf of Tenant.

                            [SIGNATURE PAGE FOLLOWS]

                               LANDLORD:

                               820 WEST LAKE LLC, an Illinois limited
                               liability company


                               By:
                                   ------------------------------------
                               Its:
                                    -----------------------------------


                               TENANT:

                               MORTGAGE EXPRESS, INC. , an Illinois corporation


                               By:
                                   ------------------------------------
                               Its: President
                                    -----------------------------------

                                    EXHIBIT A

                               OUTLINE OF PREMISES

                             (INTENTIONALLY OMITTED)

                                    EXHIBIT A

                         BUILDING RULES AND REGULATIONS

         The following rules and regulations will apply to the Premises, the Building and any appurtenances:

         Sidewalks, doorways, vestibules, halls, stairways, and other similar areas may not be obstructed by tenants or used by any tenant for purposes other than ingress and egress to and from their respective leased premises and for going from one to another part of the Building.

         Tenant must comply with all City of Chicago's ordinances, regulations, and rules, including but not limited to, Fire and Police Department regulations, regarding tenant's use for the Premises. Tenant must maintain all, necessary licenses for activities conducted on the premises.

         Plumbing fixtures and appliances may be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material may be thrown or deposited in such fixtures and appliances. Damage resulting to any such fixtures or appliances from misuse by a tenant or its agents, employees or invitees, shall be paid by such tenant.

         No signs, advertisements or notices may be painted or affixed on or to any windows or doors or other part of the Building without the prior written consent of Landlord. No nails, hooks or screws may be driven or inserted in any part of the Building except by Building maintenance personnel. No curtains or other window treatments may be placed between the glass and the Building standard window treatments.

         Landlord will provide and maintain an alphabetical directory for all tenants in the main lobby of the Building.

         Landlord will provide all door locks in each tenant's leased premises, at the cost of such tenant, and no tenant may place any additional door locks in its leased premises without Landlord's prior written consent. Landlord will furnish to each tenant a reasonable number of keys to such tenant's leased premises, at such tenant's cost, and no tenant may make a duplicate.

         Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by tenants of any bulky material, merchandise or materials which require use of elevators or stairways, or movement through the Building entrances or lobby may be conducted under Landlord's supervision at such times and in such a manner as Landlord may reasonably require. Each tenant assumes all risks of and will be liable for all damage to articles moved and injury to persons or public engaged or not engaged in such movement, including equipment, property and personnel of Landlord if damaged or injured as a result of acts in connection with carrying out this service for such tenant.

         Landlord may prescribe weight limitations and determine the locations for safes and other heavy equipment or items, which will in all cases be placed in the Building so as to distribute weight in a manner acceptable to Landlord which may include the use of such supporting devices as Landlord may require. All damages to the Building caused by the installation or removal of any property of a tenant, or done by a tenant's property while in the Building, will be repaired at the expense of such tenant.

         Corridor doors, when not in use, must be kept closed. Nothing may be swept or thrown into the corridors, halls, elevator shafts or stairways. No birds or animals may be brought into or kept in, on or about any tenant's leased premises. No portion of any tenant's leased premises may at any time be used or occupied as sleeping or lodging quarters.

         Tenant will cooperate with Landlord's employees in keeping its leased premises neat and clean. Tenant will not employ any person for the purpose of such cleaning other than the Building's cleaning and maintenance personnel.

         To ensure orderly operation of the Building, no ice, mineral or other water, towels, newspapers, etc. may be delivered to any leased area except by persons approved by Landlord.

         Tenant may not make or permit any improper, objectionable or unpleasant noises or odors in the Building or otherwise interfere in any way with other tenants or persons having business with them.

         No machinery of any kind (other than normal office equipment) may be operated by any tenant on its leased area without Landlord's prior written consent, nor may any tenant use or keep in the Building any flammable or explosive fluid or substance.

         Landlord will not be responsible for lost or stolen personal property, money or jewelry from tenant's leased premises or public or common areas regardless of whether such loss occurs when the area is locked against entry or not.

         No vending or dispensing machines of any kind may be maintained in any leased premises without the prior written permission of Landlord.

                                    EXHIBIT B

                             (INTENTIONALLY OMITTED)

                                    EXHIBIT C

                              ESTOPPEL CERTIFICATE

             The undersigned tenant ("TENANT") certifies as follows:

         1. Tenant entered into a written lease dated January , 2003 (the "LEASE") with 820 West Cass LLC, an Illinois limited liability company, as landlord ("LANDLORD"), under which Lease Landlord leased to Tenant and Tenant rented from Landlord certain premises on the 3rd floor of the building located at 801 North Cass Avenue, Westmont, Illinois 60559 (the "PREMISES").

         2. The Lease is in full force and effect; Tenant accepted and presently occupies the Premises and is paying rent currently; Tenant has no setoffs, claims or defenses to the enforcement of the Lease; and Tenant has not assigned or transferred its interest thereunder.

         3. Tenant's Rent under the Lease is currently $12,000.

         4. As of this date, Tenant is not in default in the performance of the Lease, has not committed any breach of the Lease and no notice of default has been given to Tenant.

         5. As of this date, Landlord is not in default under the Lease, and no notice of default has been given to Landlord.

         6. No rent or other moneys have been paid to Landlord or Landlord's agent by Tenant more than thirty (30) days in advance under the Lease, and a
security deposit has been paid by Tenant in the amount of       N/A     .
                                                          --------------

         7. The term of the Lease expires on August 31, 2003 and Tenant has no rights to extend the term of the Lease nor purchase all or any portion of the Premises.

         8. Tenant has no claim against Landlord for any security deposit or prepaid rent.

         9. The Lease constitutes the only agreement between Landlord and Tenant with respect to the Premises, and the Lease has not been amended, modified or superseded.

Dated: February 1, 2003.


TENANT:

                                  ,
----------------------------------

a                                 ,
  ---------------  ---------------


By:
    ------------------------------
Its:
     -----------------------------

                                    EXHIBIT D

                             (INTENTIONALLY OMITTED)

                                    EXHIBIT E

                             (INTENTIONALLY OMITTED)

                                    EXHIBIT F

                        CERTIFICATE OF COMMENCEMENT DATE

         With respect to that certain Lease Agreement dated September 1, 2000 (the "LEASE") for the premises commonly known as 820 West Lake, Chicago, Illinois , the undersigned certify and agree that the date of the commencement of the Term of the Lease was Suites Nos. 10-14, 20, 22, 24, 102, 201-04, 300, 330 and 360 in the Building comprising approximately Twenty Three Thousand and Five Hundred Thirty (23,530) rentable square feet (Section 1), and the date of expiration of the Term of the Lease will be August 31, 2010.


Dated this 1st day of September 1, 2000.


                                LANDLORD:

                                820 WEST LAKE LLC, an Illinois limited
                                liability company


                                By:
                                   ---------------------------------------------
                                Its:
                                     -------------------------------------------

                                                             TENANT:

                                MORTGAGE EXPRESS, INC., an Illinois corporation


                                By:
                                   ---------------------------------------------
                                Its: President
                                     -------------------------------------------